UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2025 (March 4, 2025)

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (610) 640-4202

(Former name or former address, if changed since last report.) Not applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 4, 2025, Neuronetics Inc. (the “Company”) issued a press release setting forth the Company’s preliminary financial results and other information for the three months and year ending December 31, 2024 (the “Fourth Quarter 2024 Earnings Release”) and released an investor presentation that included selected financial results and other information for the three months and year ending December 31, 2024 (the “Fourth Quarter 2024 Presentation”). The Fourth Quarter 2024 Earnings Release and the Fourth Quarter 2024 Presentation were furnished on a Form 8-K filed on March 4, 2025 (the “Original Form 8-K”). This Amendment No. 1 on Form 8-K/A (this “Amendment”) is filed to provide updates to the Company’s financial results for the three months and year ending December 31, 2024 included in the Original Form 8-K as described in Item 2.02 and Item 7.01 below.

Item 2.02 Results of Operations and Financial Condition.

On March 4, 2025, the Company issued the Fourth Quarter 2024 Earnings Release. A copy of the press release was furnished as Exhibits 99.1 to the Original Form 8-K. Following the Fourth Quarter 2024 Earnings Release and in connection with finalizing the audited financial statements for the fiscal year ending December 31, 2024, certain non-cash revisions were made to the preliminary financial statements related to acquisition of Greenbrook TMS Inc. (“Greenbrook”) and the shares outstanding in the fourth quarter of 2024. The Company issued a press release on March 27, 2025 announcing its updated financial results for the three months ended December 31, 2024 reflecting the accounting updates (the “Updated Release”). A copy of the Updated Release is being furnished to the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference to this Item 2.02.

The Company filed its Annual Report on Form 10-K for the year ending December 31, 2024 (the “Form 10-K”) as of this date and the consolidated financial statements in the Form 10-K fully reflect the accounting updates.

This Amendment amends Item 2.02 of the Original Form 8-K and the Fourth Quarter 2024 Release for the Updated Release. Except as set forth in the Updated Release, this Amendment does not modify or update any other disclosure contained in or furnished with the Original Form 8-K or the Fourth Quarter 2024 Earnings Release, which speak only as of the original issuance date and have not been updated, and this Amendment should be read in conjunction therewith.

***

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information so furnished.

Item 7.01 Regulation FD Disclosure.

On March 4, 2025, the Company released the Fourth Quarter 2024 Presentation. A copy of the Fourth Quarter 2024 Presentation was furnished as Exhibit 99.2 to the Original Form 8-K. The impact of the accounting updates described in Item 2.01 are reflected in the Updated Release in Exhibit 99.1 to this Amendment and is incorporated by reference to this Item 7.01.

This Amendment amends Item 7.01 of the Original Form 8-K and the Fourth Quarter 2024 Presentation for the Updated Release. Except as set forth in the Updated Release, this Amendment does not modify or update any other disclosure contained in or furnished with the Original Form 8-K or the Fourth Quarter 2024 Presentation, which speak only as of the original issuance date and have not been updated, and this Amendment should be read in conjunction therewith.

***

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Exchange Act or the Securities Act, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information so furnished.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

99.1	Neuronetics Reports Updated Fourth Quarter and Full Year 2024 Financial and Operating Results

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: March 27, 2025	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	EVP, Chief Financial Officer and Treasurer